Exhibit 10.31

***Text Omitted and Filed Separately
with the Securities and Exchange Commission.
Confidential Treatment Requested
Under 17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

AMENDED AND RESTATED

COLLABORATIVE RESEARCH, DEVELOPMENT,
COMMERCIALIZATION
AND LICENSE AGREEMENT

BETWEEN

SENOMYX, INC.

AND

FIRMENICH SA

AMENDED AND RESTATED COLLABORATIVE RESEARCH, DEVLOPMENT,
COMMERCIALIZATION AND LICENSE AGREEMENT

THIS AMENDED AND RESTATED AGREEMENT is entered into as of February 7, 2018, by and between SENOMYX, INC., a Delaware Corporation having offices at 4767 Nexus Centre Drive, San Diego, CA 92121, U.S.A. (“Senomyx”) and FIRMENICH SA, a Swiss Company, having its principal place of business at 1, route des Jeunes, 1211 Geneva 8, Switzerland (“Firmenich”).

BACKGROUND

Firmenich and Senomyx entered into this Agreement on the Effective Date covering a research and development program to discover and develop Natural Compounds discovered by high throughput screening […***…] and provide a cooling taste effect for use in the Field.

This Agreement has been amended five separate times and the parties wish to amend and restate this Agreement for the sole purpose of consolidating the Agreement entered into on the Effective Date and its five amendments into one single agreement.

NOW, THEREFORE, in consideration of the foregoing promises and of the covenants, representations and agreements set forth below, the parties hereby agree as follows:

THE AGREEMENT

1.	Definitions. Certain terms set forth in this Agreement with initial capitals are defined in Appendix A, which is incorporated herein by reference.

2.

Steering Committee. Within […***…] of the Effective Date, the parties will establish a joint steering committee, which will be made up of representatives from the parties (the “Steering Committee”). The Steering Committee will manage the Collaborative Program and will (i) provide strategic direction and performance criteria for the Collaborative Program; (ii) direct the efforts of the Collaborative Program and monitor progress and communicate status of the Collaborative Program; (iii) facilitate the cooperation between the parties; (iv) approve the achievement of milestones, and (v) continue to communicate following the Collaborative Period regarding the development and commercialization of Products. The Steering Committee will consist of two (2) representatives designated by Senomyx and two (2) representatives designated by Firmenich. Steering Committee members may delegate their voting powers to delegates from their respective companies. Each member of the Steering Committee will have one (1) vote. The Steering Committee will meet at least four (4) times per year, unless otherwise agreed, during the Collaborative Period, and thereafter from time to time, using mutually agreed upon meeting locations and formats including teleconferencing and videoconferencing. Each party shall bear its own expenses relating to the meetings and activities of the Steering Committee. Senomyx will prepare and deliver to the members of the Steering Committee minutes of such meetings for review and approval by both parties. Decisions of the Steering Committee will be made by unanimous vote, at a meeting where all four voting representatives are represented, or by unanimous written consent. All unresolved disputes will be settled in accordance with Section 17.4, or as otherwise mutually agreed in writing.

***Confidential Treatment Requested

3.	Collaborative Program.

3.1	Research. During the Collaborative Period, Senomyx will collaborate with Firmenich in the Collaborative Program on an Exclusive basis in the Field.

3.1.1	The Collaborative Program will be conducted pursuant to the Research Plan.

3.1.2

During the Collaborative Period, Senomyx will use its reasonable commercial efforts using the Research Fees provided under Section 7.1 to perform the activities outlined in the Research Plan. Senomyx will prepare a data package containing […***…] for […***…] under the Collaborative Program. For the avoidance of doubt, the Compounds set forth in the data package will be Natural Compounds, unless the Option is properly exercised pursuant to Section 8.2.

During the Extension Period Senomyx will prepare a data package for […***…] under the Collaborative Program, one (1) of which […***…] and one (1) of which shall be […***…], containing the following information:

●	Preliminary […***…] profiling of Compound for […***…]

●	Physical properties of Compound:

[…***…]

●	Stability of Compound under stress conditions

***Confidential Treatment Requested

[…***…]

●	Summary of Senomyx sensory data for Compound
○	Cooling intensity […***…] of one or more concentrations of compound […***…]

●	Summary of literature safety data on structurally related compounds or potential metabolites

●	Description of the method of synthesis for Compound (including supporting spectral data)

●	[…***…]

In addition, Senomyx will send […***…] of lab synthesized Compound material to be used for Firmenich’s evaluation with the data package.

3.1.3

During the Collaborative Period, Firmenich will use its reasonable commercial efforts to perform the activities in accordance with the Research Plan, including the evaluation of the data package provided by Senomyx under Section 3.1.2. Such evaluation may not exceed […***…].

3.1.4

During the Collaborative Period, the Steering Committee will select the Selected Compound(s) under the Collaborative Program after evaluation of the data package by Firmenich, as provided for under Section 3.1.3.

3.1.5

During the Collaborative Period, the parties will cooperate in good faith to support the other party’s performance of the activities set forth in the Research Plan. Upon expiration of the Collaborative Period, the parties’ research and development obligations pursuant to this Section 3.1 will expire. If no Compounds are selected as Selected Compounds during the Collaborative Period pursuant to this Section 3.1, the licenses set forth under Section 8 will terminate.

3.2	Product Development and Commercialization.

3.2.1

Product Development. Within […***…] of the selection of a Selected Compound, Firmenich will prepare a plan for product development (“Product Development Plan”) for Products incorporating such Selected Compound for review by the Steering Committee (the “Product Development Plan”), which will be incorporated into the minutes of the Steering Committee; however, Firmenich shall have sole discretion to determine the Product Development Plan. The Product Development Plan(s) will set forth the following: […***…] Firmenich will use its commercially reasonable and diligent efforts to perform the activities set forth in the Product Development Plan(s). For the avoidance of doubt, Firmenich will be responsible for […***…] to be used in […***…] including […***…] with such activities, in accordance with the activities outlined in the Product Development Plan(s).

***Confidential Treatment Requested

3.2.2	Product Commercialization.

3.2.2.1

Within […***…] from the date of compound selection for each Selected Compound, Firmenich shall submit a Strategic Marketing Plan to the Steering Committee for Products containing such Selected Compound, which will be incorporated into the minutes of the Steering Committee; however, […***…] Firmenich will update such Strategic Marketing Plan on a […***…] basis and such updates shall be provided to the Steering Committee and incorporated into the minutes of the Steering Committee. The Strategic Marketing Plan […***…] and neither Firmenich nor any of its Affiliates […***…] in the Strategic Marketing Plan will be achieved.

3.2.2.2	[RESERVED]

3.2.2.3	[RESERVED]

3.2.2.4	For the avoidance of doubt, Firmenich will be responsible for […***…].

3.2.2.5	In accordance with the efforts and resources Firmenich would use for […***…], which is […***…] as the applicable Selected Compound, Firmenich will […***…] at any time during which it has exclusive rights for such Selected Compound under this Agreement.

***Confidential Treatment Requested

3.3	Regulatory.

3.3.1

Regulatory filings for Selected Compounds shall be made by […***…] to perform the foregoing activities. […***…] to obtain guidance on those countries in which Selected Compounds are likely to be used in the Field and Senomyx shall […***…] of Selected Compounds.

3.3.2	All regulatory filings made or filed by […***…] for any Selected Compound will be owned exclusively by […***…] and shall be subject to the license grant pursuant to Section 8.

3.3.3

[…***…] shall […***…] in […***…] reasonably incurred and directly associated with regulatory filings (e.g. safety studies, manufacturing compounds for safety studies, and filing fees) for Selected Compounds. If such costs […***…] associated with the regulatory approval of all Selected Compounds exceed […***…] in the aggregate as documented by […***…], then […***…] shall […***…] for such […***…]. If such costs to […***…] associated with the regulatory approval of all Selected Compounds exceed […***…] in the aggregate as documented […***…]. All such regulatory […***…] shall not reflect […***…] In addition, […***…] shall have the right to review […***…] in this Section 3.3.3 in open book, provided that[…***…] under Section 10. Notwithstanding anything to the contrary contained in this Section 3.3.3, […***…] shall pay […***…] incurred and associated with regulatory filings […***…] in the Licensed Fields. Prior to undertaking […***…] shall obtain prior written consent from […***…], such consent not to be unreasonably withheld. In addition, […***…] shall promptly share the results of […***…] study reports with […***…] prior to sharing the results with any third party.

4.

Collaboration with an Affiliate or Third Party. During the Term, Senomyx will have the right to enter into collaborative programs with its Affiliates and/or with Third Parties including, but not limited to, collaborative programs to (i) discover compounds […***…] for use outside the Field; and (ii) modulate modalities other than cooling taste effect within the Field.

5.

Law and Regulation. The Compounds, Selected Compounds, and any other materials provided by Senomyx under this Agreement must be used in compliance with all applicable laws and regulations, including, without limitation, all import and export laws and regulations.

***Confidential Treatment Requested

6.

Reporting.  Each party will report to the other a written summary of results of research and development work it carries out, if any, under this Agreement within […***…] after the end of each calendar […***…]. Each party agrees to prepare and exchange written and electronic reports concerning any results and data that must be used by either party as supporting information for any regulatory filings. The exchange of such report may be reasonably supplemented, at the request of the party receiving a report, by correspondence and/or upon reasonable prior notice, visits to the other party’s facilities.

7.	Financial Terms.

7.1

Research and Development Support. During the Collaborative Period, Firmenich will pay Senomyx research fees for the Collaborative Program including the activities performed pursuant to the Research Plan (“Research Fees”) as follows:

7.1.1	Natural Compounds.

●

For the first […***…] of the Collaborative Period, Firmenich will provide funding to Senomyx of […***…] for the Collaborative Program. These payments will be made […***…] in advance in the amount of US […***…]. The first payment of […***…] will be made within […***…] following the Effective Date.

●	For […***…] of the Collaborative Period, Firmenich will pay Senomyx funding of […***…] for the Collaborative Program. These payments will be made […***…] in advance in the amount of […***…].

●	For […***…] of the Collaborative Period, Firmenich will pay Senomyx funding of […***…] for the Collaborative Program. These payments will be made […***…] in advance in the amount of […***…].

7.1.2

Option for Synthetic Compounds. In the event the Option is exercised pursuant to Section 8.2, the Research Fees for each […***…] of the Collaborative Program shall be based on the Steering Committee’s assessment of the […***…] needed to complete […***…] required for Synthetic Compounds for such […***…], provided that there shall be a minimum of […***…] during any […***…]. At each […***…] Steering Committee meeting, the Steering Committee (i) will discuss and agree upon the […***…] for the following […***…] for Synthetic Compounds of research in an effort to complete the Collaborative Program in an expeditious manner as outlined in the Research Plan; and (ii) will forecast […***…] for the next subsequent […***…] for Synthetic Compounds research. In the event the Option is exercised, all work on Natural Compounds will conclude. The […***…] Research Fee shall be calculated by […***…] in any given […***…] by […***…]

***Confidential Treatment Requested

[…***…].

The Research Fees under this Section 7.1 will be paid in equal […***…] installments payable in advance. Payments for any period which is less than […***…] of the Collaborative Period will be prorated based on the actual number of days in such period. Any adjustments in funding due to exercise of the Option above will be made by Firmenich within […***…] of exercise of the Option or with the next […***…] payment, whichever is earlier. These Research Fees are inclusive of […***…]. These payments do not include: (i) […***…] associated with […***…] for the Collaborative Program; or (ii) the […***…] as requested and agreed to by the Steering Committee. Additional Research Fees, if any, may be proposed to the Steering Committee and agreed to in writing.

The parties will […***…] all […***…] associated with Natural Compounds (other than for […***…]Senomyx of compound libraries) including, without limitation, […***…], etc. The parties recognize that Firmenich and/or Senomyx may have the in-house capabilities required to perform certain research or development activities associated with Natural Compounds. The Steering Committee will discuss the relative capabilities of the two parties and decide the most appropriate party to perform such activities.

Notwithstanding Section 7.1.2 of the Agreement, the parties hereby agree that during the Extension Period, the minimum […***…] shall be […***…]. Unless the Steering Committee intends to approve a greater […***…] for a given […***…], no additional action is required by the Steering Committee to set the level of Research Fees for the Extension Period.

Notwithstanding anything in the Agreement or the Research Plan to the contrary, Senomyx and Firmenich mutually agree that during the Extension Period referenced in this Second Amendment, Senomyx’s research and development activities under the Agreement shall be limited to (i) […***…]. During the Extension Period the Steering Committee will meet at least […***…] times, and by not later than March 15, 2013 the Steering Committee shall discuss the prioritization of […***…] activities during the final 90-days of the Extension Period and any additional potential extension of the Collaborative Period, it being understood that neither party shall have any obligation to enter into any such extension of the Collaborative Period.

***Confidential Treatment Requested

7.2

Milestone Payments. Firmenich will pay Senomyx the following non-creditable, non-refundable milestone payments below within […***…] of the occurrence of the following milestone events for the Collaborative Program:

Milestone	Objective	Payment
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

7.3

Royalty for Products. During the applicable Royalty Term, Firmenich shall pay to Senomyx a royalty of […***…] containing one or more Selected Compounds […***…]. Firmenich and its Affiliates may sell any Selected Compound alone (i.e., as a Stand-Alone Product) subject to Section 7.3.1, or as part of a flavour, fragrance or other formulation for a particular use in the Licensed Fields.

The royalty paid to Senomyx […***…] will be based on […***…]. The following examples are provided for illustration purposes only:

[…***…]

Sales of Products by Firmenich and its Affiliates in all cases (including, without limitation, to related parties such as Affiliates and joint ventures) shall be conducted through arms-length transactions […***…]; provided, royalties […***…] shall only be paid […***…] in an arm’s length transaction. In the event of a dispute between the parties regarding […***…], the parties shall resolve the dispute pursuant to Section 17.4.

7.3.1

Royalty on […***…]. In the event Firmenich or its Affiliate desires to sell any Selected Compound […***…], Firmenich shall inform Senomyx’s within […***…] after each such sale and Firmenich shall pay to Senomyx […***…][…***…]. The applicable royalty rate(s) will be […***…]. In the event of a dispute between the parties regarding the applicable royalty rate for a […***…], the parties shall resolve the dispute pursuant to Section 17.4.

***Confidential Treatment Requested

7.4

Minimum Annual Royalties. Commencing on the […***…] of the Minimum Annual Royalty Date for the first Selected Compound and throughout the Term, in the event that earned royalties paid under Section 7.3 during a Minimum Annual Royalty Year (as defined below) is less than the amount of the applicable Minimum Annual Royalty set forth in the schedule below, then Firmenich shall pay Senomyx the difference between such amounts within […***…] from the end of that Minimum Annual Royalty Year. A “Minimum Annual Royalty Year” shall mean each twelve-(12)-month period commencing on the Minimum Annual Royalty Date for the first Selected Compound and each anniversary thereof.

Anniversary of the Minimum Annual Royalty Date for the first Selected Compound	Minimum Annual Royalty Payment due Senomyx
[…***…] Anniversary	[…***…]
[…***…] Anniversary	[…***…]
[…***…] Anniversary and successive anniversaries	[…***…]

Notwithstanding the foregoing, in the event that (i) the Minimum Annual Royalty Date is triggered by […***…] first […***…] is not achieved within two (2) years of the […***…], then the Minimum Annual Royalty payment amounts set forth above […***…] Such payment amounts will automatically […***…] set forth above upon […***…]. Adjustment of payments for any period which is less than one year will be prorated based on the actual number of days in such period.

With respect to […***…] has not been received by […***…], then the Minimum Annual Royalties set forth above will be […***…] (due after the Royalty Suspension Period). The MAR payment amounts referenced above will […***…] to the original payment amounts set forth above, […***…] following […***…]. For the avoidance of doubt, a […***…] triggered by […***…] shall only apply […***…].

***Confidential Treatment Requested

Adjustment of payments for any period which is less than one year will be prorated based on the actual number of days in such period. For purposes of this Section 7.4, Regulatory Approval […***…] means approval by the […***…] as laid down in […***…], or as subsequently amended, or as otherwise agreed by the Steering Committee as the appropriate regulatory pathway in […***…].

By way of illustration, but not limitation, an example of the calculation of Minimum Annual Royalty is set forth below:

Assumptions for Example:

[…***…]

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]		[…***…]

***Confidential Treatment Requested

7.5

Payment Terms. The royalties due under Section 7.3 will be paid within […***…] after the end of […***…] period in which such royalties are earned during the Royalty Term for each Product. With each such […***…] payment, Firmenich (or its respective Affiliate or sublicensee(s)) will furnish to Senomyx a royalty statement in sufficient detail to permit confirmation of the accuracy of the royalty payment made, which sets forth […***…] the relevant sales information, including […***…], the method used to calculate the royalty, […***…]. Firmenich will be responsible for all royalties due to Senomyx from Affiliates and sublicensees if they do not fulfil their payment obligations to Senomyx.

7.6

Currency of Payment. All payments to be made under this Agreement, including the royalties payable to Senomyx by Firmenich, will be paid in United States dollars by wire transfer or other mutually acceptable means to a bank account designated by Senomyx. With respect to each […***…], for countries other than the United States, whenever conversion of payments from any foreign currency are required, such conversion will be made […***…].

7.7

Taxes Withheld. Any income or other tax that Firmenich, or any of its Affiliates is required by a government agency to withhold and pay on behalf of Senomyx with respect to the royalties payable under this Agreement will be deducted from and offset against such royalties prior to remittance to Senomyx; provided, however, that in regard to any tax so deducted, Firmenich will give or cause to be given to Senomyx such assistance as may reasonably be necessary to enable Senomyx to claim exemption from or credit for the tax so deducted, and in each case will promptly furnish to Senomyx proper evidence of the taxes paid on Senomyx’s behalf.

7.8

Late Payment. In the event that any payment, including royalty payments, due hereunder is not made when due, the payment will accrue interest from that date due at the rate of […***…]; provided, however, that in no event will such rate exceed the maximum legal annual interest rate. The payment of such interest will not limit Senomyx from exercising any other rights it may have as a consequence of the lateness of any payment.

***Confidential Treatment Requested

7.9

Records of […***…]Net Sales and Royalty Calculations. During the Royalty Term and for […***…] Firmenich will keep complete and accurate records of sales and all other information necessary to calculate […***…] in sufficient detail to allow the accrued royalties to be determined accurately in accordance with International Financial Reporting Standards (“IFRS”) and to verify the royalty payments pursuant to Section 7.3. Senomyx, with reasonable written notice to Firmenich and not to exceed […***…], will have the right to […***…] to verify the accuracy of the reports of […***…] Senomyx agrees not to disclose Confidential Information concerning royalty payments reports, and all other information learned in the course of […***…], except to the extent necessary for Senomyx to enforce its rights under this Agreement or if disclosure is required by law.

7.10

CL19 Payment. In consideration for (i) the addition of the CL19 Program Compounds as Selected Compounds and the accompanying grant of rights from Senomyx pursuant to Section 8.1, (ii) the suspension of Firmenich’s royalty obligations under Section 7.3 and Section 7.4, for royalties that will be earned between January 1, 2018 and December 31, 2020 (the “Royalty Suspension Period”); (iii) the right of first negotiation with respect to Future Cool Taste Compounds set forth in Section 8.2.1, (iv) the right of first negotiation in the event of a Senomyx Insolvency set forth in Section 8.2.2 and (v) the exclusivity agreement set forth in Section 8.7, Firmenich shall make a non-creditable, non-refundable payment of US $10.0 Million (ten million US dollars) to Senomyx (“CL19 Payment”) within […***…] from the Fifth Amendment Effective Date. Firmenich’s royalty obligations under Sections 7.3 and Section 7.4 shall resume on January 1, 2021. Minimum Annual Royalties pursuant to Section 7.4 will be adjusted and prorated for that period of time (i) between July 1, 2017 and December 31, 2017; and (ii) between January 1, 2021 and June 30, 2021. During the Royalty Suspension Period, Firmenich, its Affiliates and sublicensees shall […***…].

7.11

Sublicense Payment. In addition to royalty payments due under Section 7.3. or 7.3.1., if Firmenich grants a third party a sublicense under the Senomyx Technology to make, have made, use, import, offer for sale or sell any […***…], and in consideration for any such license grant receives any Sublicense Revenue, then Firmenich shall pay to Senomyx […***…]. Firmenich shall pay such amount to Senomyx within […***…] of its receipt of the Sublicense Revenue from the sublicensee.

***Confidential Treatment Requested

8.	Grants.

8.1

License Grant. Subject to the terms and conditions of this Agreement, as of the Fifth Amendment Effective Date (with respect to expansion of the license to the CL19 Program Compounds, and expansion of the field to the Licensed Fields), Senomyx hereby grants to Firmenich the following rights:

(i)

an Exclusive, non-transferable (except as permitted under Sections 8.3.1 and 17.12), worldwide license under the Senomyx Technology to use Selected Compounds for development of […***…] in the Licensed Fields; and

(ii)

an Exclusive, non-transferable (except as permitted under Sections 8.3.1 and 17.12), worldwide license under the Senomyx Technology, to make, have made, use, sell, offer for sale, have sold, import and export […***…] Selected Compounds in the Licensed Fields.

These licenses includes (a) the right for Firmenich to allow its customers to sell and promote any end-product that contains the Product(s), consistent with the above sub-paragraph, and (b) the right to sell Stand Alone Products subject to Section 7.3.1

8.2	[RESERVED]

8.2.1

Right of First Negotiation for Future Cool Taste Compounds. If after the Fifth Amendment Effective Date, Senomyx develops additional Synthetic Compounds […***…]each a “Future Cool Taste Compound”) for use in one or more of the Licensed Fields, Senomyx agrees that prior to Senomyx commercializing the Future Cool Taste Compounds directly or granting a Third Party license to commercialize such Future Cool Taste Compound, Senomyx will notify Firmenich in writing of such Future Cool Taste Compound opportunity and Firmenich will then have […***…] to evaluate such Future Cool Taste Compound […***…] then Senomyx shall be free to enter into directly commercialize or enter into a Third Party license with respect to such Future Cool Taste Compound. […***…][…***…].

8.2.2

Right of First Negotiation in event of Senomyx Insolvency. If after the Fifth Amendment Effective Date, there is a Senomyx Insolvency, Senomyx shall […***…] If the parties have not executed a mutually acceptable agreement by the end of the aforementioned […***…], then Senomyx shall be free to license, sell or otherwise commercialize […***…] to/with any Third Party

8.3	Limitations to Licenses.

8.3.1

Firmenich shall have the right to grant sublicenses of the rights granted it in Section 8, subject to the terms in this Section 8.3.1. Firmenich may sublicense its rights […***…], on the condition that Firmenich assumes the responsibility for performance due by any such sublicensee under a sublicense of the obligations imposed upon Firmenich in the license under the Agreement (including, without limitation, diligence obligations under Section 3 of this Agreement and the timely payment by Firmenich under Section 7 of the Agreement). Firmenich will agree to be responsible for and to guarantee payment of royalties due on […***…] by any […***…].

8.3.2

For the avoidance of doubt, Firmenich shall not knowingly sell or provide […***…] to any third party for use outside the Licensed Fields. Firmenich shall […***…] with its purchasers which include […***…] upon Firmenich in this Section 8 with respect to the Licensed Fields, in the case of […***…]and CL19 Program Compounds. If Firmenich […***…] Selected Compound or Product outside of the Licensed Fields licensed to Firmenich under this Section 8, then Firmenich will […***…] and […***…].

8.3.3

With respect to any rights licensed to Senomyx […***…], notwithstanding the exclusive licenses granted in this Section 8, Firmenich acknowledges that (i) academic, government and other not-for-profit organizations are not precluded from practicing such rights for educational and research purposes.; and (ii) the research leading to such rights was funded in part by the U.S. Government, and the U.S. Government has certain rights as set forth in 37 CFR 401. Firmenich agrees to comply with all obligations resulting from such government rights, including, but not limited to, the requirement that any Products embodying such rights sold in the United States must be substantially manufactured in the United States to the extent required by 35 U.S.C. Sec. 204, if such statute is applicable. No earned royalty will be collected or paid hereunder to […***…] on Products sold to, or otherwise exploited for, the account of the United States government as provided for in the license to the United States government. Firmenich will reduce the amount charged for Products sold to or otherwise exploited by the United States Government by an amount equal to the earned royalty for such product otherwise due […***…].

***Confidential Treatment Requested

8.4	Grant of Rights from Firmenich to Senomyx.

8.4.1

If Firmenich identifies any Firmenich Technology that it considers may be relevant or useful for the research purposes under this Agreement, Senomyx […***…] the relevant Firmenich Technology and Firmenich […***…] of the Firmenich Technology. Where Firmenich […***…] in this Section 8.4, Firmenich will […***…] to use the relevant Firmenich Technology for research purposes solely related to Senomyx’s performance of its obligations pursuant to this Agreement. For the avoidance of doubt this […***…] will not include […***…] unless Firmenich gives its consent, which may be withheld for any reason.

8.4.2

Senomyx […***…] License. Firmenich hereby grants to Senomyx a non-exclusive, sublicenseable, royalty-free, perpetual, worldwide license under any […***…] owned by Firmenich pursuant to Section 9.5.3 and all claims within Patent Rights claiming such […***…] (i) to make, have made, use, sell, offer for sale, have sold, import and export products outside of the Licensed Fields; and (ii) in the event that Firmenich’s Exclusive licenses under Section 8 terminate, to make, have made, use, sell, offer for sale, have sold, import and export products in the Licensed Fields.

8.4.3	[RESERVED]

8.5

Limited Product Applications. In the event that (a) Firmenich has commenced sales of Products and determined in good faith that […***…] within […***…] due to limited product application(s) […***…] within the Licensed Field, and (b) […***…] in such […***…] by […***…], then upon good faith request of Firmenich the Steering Committee will […***…] and to […***…]. The Steering Committee will document any such changes to […***…] in the minutes of the Steering Committee. In such event, […***…] Firmenich in Section 8 […***…] Licensed […***…] and in respect to […***…] and the Minimum Annual Royalties […***…]. For the avoidance of doubt, any […***…] of Firmenich will be subject to the terms of this Agreement including full milestone and royalty payments under Section 7.2 and 7.3.

***Confidential Treatment Requested

8.6	[RESERVED].

8.7

Exclusivity. During the Term, neither Senomyx nor any of its Affiliates may, directly or indirectly, (i) research, develop, manufacture, market, promote, sell, distribute or otherwise exploit for any use in the Licensed Fields in any country (aside from receiving proceeds from the licenses granted to Firmenich with respect to the Selected Compounds) […***…] and/or provides a cooling taste effect or cooling sensation and that (a) are specifically described in or […***…] by […***…] or (b) are encompassed by the formula:

[…***…]

[…***…] are defined according to […***…]; or (ii) develop, sell or otherwise commercialize any Pre-Existing Collaboration Cool Taste Compounds (aside from receiving proceeds from the licenses granted to Firmenich with respect to the Selected Compounds).  Upon termination of the Agreement, the foregoing covenant shall terminate.  As used in this Section, “Pre-existing Collaboration Cool Taste Compounds” shall mean compounds that were […***…] and for which Senomyx had determined […***…][…***…] that such compounds […***…]. The term “[…***…]” for purposes of this Section shall mean […***…].

***Confidential Treatment Requested

Notwithstanding the foregoing, nothing in this Section 8.7 shall prevent Senomyx from enforcing its patent rights, consistent with this Agreement, against any party; subject to the terms of Section 11 (Intellectual Property Enforcement and Defense of Claims).

For clarity, aside from the foregoing covenant, Senomyx shall have the full right and ability to continue its cool research program and to discover, develop and commercialize compounds that […***…] and/or provides a cooling taste effect or cooling sensation outside of Pre-existing Collaboration Cool Taste Compounds, provided that such compounds are Substantially Different from Pre-existing Collaboration Cool Taste Compounds. The term “Substantially Different” for the purpose of this Section shall mean a compound with a Similarity Index […***…]. “Similarity Index Test” means […***…] from time to time.

9.	Ownership of Intellectual Property.

9.1

Retention of Rights. Senomyx retains all rights in Senomyx Technology not expressly licensed, or assigned in this Agreement. Firmenich retains all rights in Firmenich Technology not expressly licensed, or assigned in this Agreement. Except as otherwise expressly provided in this Agreement, nothing in this Agreement is intended to convey or transfer ownership or the grant of any license or sublicense by one party to the other party of any rights in any Confidential Information, Patent Rights or Know-How Controlled by a party.

9.2

Senomyx Sole Inventions. Senomyx will own all Inventions and other Know-How made solely by its employees and agents under this Agreement (the “Senomyx Sole Inventions”), and all claims within Patent Rights claiming such Inventions and Know-How. Senomyx hereby irrevocably assigns to Firmenich all right, title and interest in and to any such Senomyx Sole Inventions that consist of improvements to the Firmenich Technology (“Firmenich Improvements”), and all claims within Patent Rights claiming such Senomyx Sole Inventions, subject to any license granted to Senomyx pursuant to Section 8. In the event that Senomyx is legally unable to assign such rights to Firmenich, then Senomyx agrees either to waive the enforcement of such rights against Firmenich and any sublicensees and assignees, or to grant Firmenich an Exclusive, irrevocable, perpetual, worldwide, fully paid-up license, with right to sublicense through multiple tiers of sublicense, to such rights, subject to any license granted to Senomyx pursuant to Section 8.

***Confidential Treatment Requested

9.3

Firmenich Sole Inventions. Firmenich will own all Inventions and other Know-How made solely by its employees and agents under this Agreement (“Firmenich Sole Inventions”), and all claims within Patent Rights claiming such Inventions and Know-How. Firmenich hereby irrevocably assigns to Senomyx all right, title and interest in and to any such Firmenich Sole Inventions that consist of improvements to the Senomyx Technology (“Senomyx Improvements”), including, without limitation, […***…], and all claims within Patent Rights claiming such Firmenich Sole Inventions, subject to any licenses granted to Firmenich pursuant to Section 8. In the event that Firmenich is legally unable to assign such rights to Senomyx, then Firmenich agrees either to waive the enforcement of such rights against Senomyx and any sublicensees and assignees, or to grant Senomyx an Exclusive, irrevocable, perpetual, worldwide, fully paid-up license, with right to sublicense through multiple tiers of sublicense, to such rights, subject to any license granted to Firmenich pursuant to Sections 8.

9.4

Joint Inventions. All Inventions and other Know-How made under this Agreement jointly by employees or agents of Senomyx and employees or agents of Firmenich (the “Joint Inventions”) and all claims within Patent Rights claiming such Joint Inventions will be owned jointly by Firmenich and Senomyx. Firmenich hereby irrevocably assigns to Senomyx all interest in and to any Joint Inventions that consist of Senomyx Improvements, including, without limitation, compounds, Compounds (including both Natural Compounds and Synthetic Compounds) and Selected Compounds (including both Natural Compounds and Synthetic Compounds), and uses thereof, and all claims within Patent Rights claiming such Joint Inventions, subject to the licenses granted to Firmenich pursuant to Section 8. In the event that Firmenich is legally unable to assign such rights to Senomyx, then Firmenich agrees either to waive the enforcement of such rights against Senomyx and any sublicensees and assignees, or to grant Senomyx an Exclusive, irrevocable, perpetual, worldwide, fully paid-up license, with right to sublicense through multiple tiers of sublicense, to such rights, subject to any license granted to Firmenich pursuant to Sections 8. Senomyx hereby irrevocably assigns to Firmenich all interest in and to any Joint Inventions that consist of Firmenich Improvements, and all claims within Patent Rights claiming such Joint Inventions, subject to any licenses granted to Senomyx pursuant to Section 8. In the event that Senomyx is legally unable to assign such rights to Firmenich, then Senomyx agrees either to waive the enforcement of such rights against Firmenich and any sublicensees and assignees, or to grant Firmenich an Exclusive, irrevocable, perpetual, worldwide, fully paid-up license, with right to sublicense through multiple tiers of sublicense, to such rights, subject to any license granted to Senomyx pursuant to Section 8.

***Confidential Treatment Requested

9.5	[…***…].

9.5.1

[…***…]. For the avoidance of doubt, all […***…] Controlled by […***…] prior to the Effective Date (the […***…]) and all claims within Patent Rights claiming such […***…] will be owned solely by […***…].

9.5.2

[…***…] Notwithstanding anything to the contrary contained in Sections 9.2, 9.3 or 9.4, […***…] developed by […***…] under this Agreement which consist of improvements to […***…] or which are […***…] and all claims within Patent Rights claiming such […***…] will be owned solely by […***…].

9.5.3

[…***…] Notwithstanding anything to the contrary contained in Sections 9.2, 9.3, 9.4 or 9.5.2, all […***…] developed by […***…] under this Agreement and all claims within Patent Rights claiming such […***…] will be owned by […***…], subject to […***…] pursuant to Section 8.4.2. Notwithstanding anything to the contrary in this Agreement, […***…] will have no right to practice […***…] of the Licensed Fields, […***…].

9.6	Other Inventions. Ownership of any Inventions made pursuant to this agreement but not included in Sections 9.2, 9.3, 9.4 or 9.5 will be determined by inventorship.

9.7

Inventorship and Assignment. United States patent law will determine inventorship of patentable inventions. Senomyx and Firmenich agree to execute all documentation necessary to perfect all assignments of Patent Rights contemplated in this Agreement.

9.8

CREATE Act. The parties intend for this Agreement to qualify for the benefits of the Cooperative Research and Technology Enhancement (CREATE) Act (35 U.S.C. 103(c)). Accordingly, each party agrees, without demanding any further consideration therefor, at the request of the other party, to do (and cause its employees to do) all lawful and just acts that may be or become necessary for evidencing, maintaining, recording and perfecting the benefits of the CREATE Act.

10.	Treatment of Confidential Information; Publicity.

10.1

Confidentiality. Subject to the terms and conditions of this Agreement, each of Senomyx and Firmenich agrees that, during the Term and for a period of […***…] thereafter, it will keep confidential, and will cause its Affiliates to keep confidential, all of the other party’s Confidential Information. Neither Senomyx nor Firmenich nor any of their respective Affiliates will use the other party’s Confidential Information, except as expressly permitted by this Agreement.

***Confidential Treatment Requested

10.2

Disclosure to Related Parties. Senomyx and Firmenich each agree that any disclosure to any of its Affiliaties, or to its or their respective directors, officers, employees, contractors, consultants, sublicensees or agents of the other party’s Confidential Information will be made only if and to the extent necessary to carry out its responsibilities under this Agreement and to exercise the rights granted to it hereunder, will be limited to the extent consistent with such responsibilities and rights, and will be provided only to such persons or entities who are under an obligation of confidentiality no less stringent than as set forth in this Agreement. Each party will use reasonable efforts to take such action, and to cause its Affiliates to take such action, to preserve the confidentiality of the other party’s Confidential Information, which will be the same efforts as it would customarily take to preserve the confidentiality of its own Confidential Information.

10.3

Return of Confidential Material Upon Termination. Upon termination of this Agreement, each party, upon the other party’s request, will return or destroy all Confidential Information received from the other party including, without limitation, all copies and extracts of documents, within […***…] of the date of receipt of the request of such other party; provided, however, one copy of the Confidential Information may be retained in a secure location with limited access for ensuring legal compliance with any ongoing obligation of confidentiality.

10.4	Exceptions to Confidential Information. Confidential Information will not include any information, which the receiving party can prove by competent written evidence:

(A)	is now, or hereafter becomes, through no act or failure to act on the part of the receiving party, generally known or available;

(B)	is known by the receiving party prior to receiving such information, as evidenced by its records;

(C)	is hereafter furnished to the receiving party without restriction as to disclosure or use by a third party lawfully entitled to furnish such information;

(D)	is independently developed by the employees, agents or contractors of the receiving party without the aid, application or use of the disclosing party’s Confidential Information; or

(E)	is the subject of a written permission to disclose provided by the disclosing party.

***Confidential Treatment Requested

A party may also disclose the other party’s Confidential Information of where required to do so by law, legal process, securities related regulations or by stock exchange rules; provided, however, that, in such event, the party required to disclose such information must give advance written notice of such disclosure to the other party to the extent reasonably possible and must cooperate with the other party’s efforts to seek, at the request and expense of the other party, all confidential treatment and protection for such disclosure as is permitted by applicable laws, regulations and rules; provided further that the relevant party may disclose the other party’s Confidential Information only to those persons to whom disclosure is so required. Anything in this Section 10.4 to the contrary notwithstanding, the exceptions provided in (B) and (D) above shall not apply to information developed by Firmenich independently and/or jointly with Senomyx that constitutes a Senomyx Improvement or information developed by Senomyx independently and/or jointly with Firmenich that constitutes a Firmenich Improvement.

10.5

Confidential Financial Information. The parties agree that the material financial and business terms of this Agreement will be considered Confidential Information of both parties. Notwithstanding the foregoing, either party may disclose such terms in legal proceedings or as are required to be disclosed in its financial statements, by law or SEC regulation, or under an obligation of confidentiality to bona fide potential sublicensees. Senomyx may provide a copy of this Agreement or other Confidential Information provided under this Agreement including, without limitation, progress and royalty reports to the extent required by its licensors […***…] Either party will have the further right to disclose the material financial terms of this Agreement under an obligation of confidentiality to […***…]. Notwithstanding the foregoing, the parties will agree upon a press release to announce the execution of this Agreement and […***…] and the nature of the research program (cool). Thereafter, Firmenich and Senomyx may each disclose to Third Parties the information contained in such press release without the need for further approval by the other party.

10.6

Permitted Use and Disclosures. Each party may use or disclose Confidential Information disclosed to it by the other party to the extent such information is included in the Firmenich Technology, Senomyx Technology or Joint Patent Rights, and to the extent such use or disclosure is reasonably necessary and permitted in the exercise of the rights granted hereunder in filing or prosecuting patent applications, prosecuting or defending litigation, complying with applicable governmental regulations, or court orders or otherwise submitting information to tax or other governmental authorities, conducting taste testing, submitting information for regulatory applications, or making a permitted sublicense or otherwise exercising rights expressly granted to the other party pursuant to the terms of this Agreement; provided, however, that if a party is required to make any such disclosure of the other party’s Confidential Information, other than pursuant to a confidentiality agreement, it will give reasonable advance notice of such disclosure to the other party where reasonably possible and, save to the extent inappropriate in the case of patent applications, will use its reasonable efforts to secure confidential treatment of such Confidential Information in consultation with the other party prior to such disclosure (whether through protective orders or otherwise). Any disclosure of Confidential Information shall be limited to the minimum necessary to comply with such requirements.

***Confidential Treatment Requested

10.7

Publication of Results. Subject to this Section 10, results and data obtained by either party in the course of the collaboration may be submitted for publication by Senomyx in accordance with Senomyx’s customary practices. Senomyx will send a copy of the proposed publication to Firmenich and will allow Firmenich […***…] from the date of receipt for review and comment. Firmenich may, within […***…] object to the proposed publication on the grounds that either the publication contains Confidential Information of Firmenich in which case any such data determined in fact to be Confidential Information shall be removed from the publication before it is published or the publication may prejudice a subsequent patent application by Firmenich in which case Senomyx shall delay publication for a further […***…] or until such patent application is filed, if earlier. If no answer is received from Firmenich within […***…] days of receipt of the proposed publication, Senomyx will be free to submit such proposed publication.

10.8

Confidential Research Information. Subject to the provisions of Sections 3.3.2 and 9 regarding ownership of certain regulatory data and intellectual property, the parties agree that all results and data generated from the research and development by a party under the Collaborative Program will be owned exclusively by that party and considered Confidential Information of that party subject to the confidentiality requirements of this Section 10. Firmenich will not provide to a Third Party any materials including, without limitation, Compounds provided to it by Senomyx and Senomyx will not provide to a Third Party any materials provided to it by Firmenich. However, Firmenich may […***…].

11.	Intellectual Property Enforcement and Defense of Claims.

11.1

Notice. If Senomyx or Firmenich believes that any Patent within the Senomyx Technology, Firmenich Technology or Jointly Owned Technology is (a) being infringed by a Third Party’s activities and that such infringement could affect the exercise by the parties of their respective rights and obligations under this Agreement, or (b) becomes aware that any such Patent becomes subject to any declaratory judgment action, inter partes review, opposition or any similar proceeding that may affect the validity or enforceability of such Patent (“Other Proceeding”), it shall promptly notify the other party in writing and provide such other party with any evidence of such infringement or other proceeding that is reasonably available. Promptly after the receipt of such written notice, the parties shall meet and discuss in good faith how to stop such infringement or respond to such other proceeding.

***Confidential Treatment Requested

11.2	General.

11.2.1

Enforcement. If a Party initiates a claim, suit or proceeding relating to enforcement of the applicable Patent described above in connection with the abatement of such an infringement, or becomes involved in a declaratory judgment action related to the applicable Relevant Patent, then such Party shall use counsel reasonably acceptable to the other Party, and shall keep the other Party fully informed as to the status of such matters and the resolution thereof. Whether or not requested by the Party initiating such claim, suit or proceeding, the other Party shall have the right to be represented by counsel of its own selection, at its own expense, in any such claim, suit or proceeding against a Third Party under this Section for an Infringement, and the initiating Party agrees not to oppose attempts by the other Party to join in any such proceeding.

11.2.2

Other Proceeding. With respect to any Other Proceeding, the owner of the applicable Patent Right (the “Relevant Patent”) shall have the right to lead the defense of any such Other Proceeding, using counsel of its choice. Such Party shall keep the other Party fully informed as to the status of such matters and the resolution thereof. Whether or not requested by the Party initiating such claim, suit or proceeding, the other Party shall have the right to be represented by counsel of its own selection, at its own expense.

11.2.3	Settlement. Neither Party may […***…] any settlement with respect to any Infringement that (i) makes any […***…] or (ii) would […***…].

11.3

Senomyx Technology Infringement. With respect to any actual or potential infringement of Senomyx Technology or Jointly Owned Technology in one or more of the Licensed Fields, Firmenich shall have […***…] to take action to abate such infringement using commercially appropriate steps, including without limitation, […***…]. At Firmenich’s request and expense, Senomyx shall (a) join any such action as a party, if required by applicable law, and (b) cooperate reasonably with Firmenich in such action. In the event Firmenich […***…] of any such Senomyx Technology or Jointly Owned Technology within […***…] following notice of such infringement, or earlier notifies Senomyx of its intent not to take such steps, then Senomyx shall have the right to do so at its expense; provided, however, that if Firmenich has commenced negotiations with an alleged infringer for discontinuance of such infringement within such […***…], Firmenich shall have […***…] to conclude its negotiations before Senomyx may bring suit for such infringement or take other similar action. In the event Firmenich brings such suit for infringement or takes other similar action, Senomyx shall have the right to join in such infringement suit or similar action at its own expense.

***Confidential Treatment Requested

11.4	Firmenich Technology.

11.4.1	General. With respect to any infringement of any Firmenich Technology, Firmenich shall have the sole right, but not the obligation, to take action to abate any such infringement at its own expense.

11.4.2

Senomyx Compound […***…]. With respect to Patent Rights owned by Firmenich pursuant to Section 9.5.3 claiming Senomyx […***…] where such infringement is outside of the Licensed Fields, Firmenich will have the sole right, but not the obligation, to take action to stop infringement of the claims in such Patent Rights which claim Senomyx […***…] only against Third Parties that are not licensees of Senomyx.

12.	Patent Prosecution and Maintenance.

12.1

Senomyx Owned Patents. As of the Fifth Amendment Effective Date, […***…] shall have […***…] of the patents and patent applications (including without limitation divisional applications and utility models) licensed to Firmenich, using […***…]. […***…] expects […***…] patent applications in at least the following jurisdictions: […***…]. […***…] will be […***…], unless […***…] elects not to pursue such activities as provided in Section 12.2 below. Firmenich will reasonably confer with Senomyx […***…] and shall […***…] with patent offices with regard to the licensed patent applications and patents. the parties will discuss in good faith a filing strategy, and the parties will discuss and agree […***…] before the due date of international filings or […***…] before the due date of 30-month national phase filings, in which countries/regions to file patent applications claiming selected compounds.

12.2

Opt-Out by […***…]. Notwithstanding the foregoing, if […***…] a patent application or […***…] a patent within the Senomyx Patent Rights covering one or more Selected Compound(s) in […***…] shall have the […***…] or […***…]; provided, however, that if […***…] such patent application in such country, […***…] will […***…] for the preparation, filing or prosecution of such application or maintenance costs in connection with any patents issuing therefrom in such country.

12.3

[…***…]. Upon expiration of the Term or earlier termination of this agreement, […***…] […***…] patents and patent applications […***…] shall […***…], and in such case, Senomyx shall […***…] application or […***…] in connection with any such patents and patent applications. In this event, […***…] will […***…] and […***…] Senomyx.

***Confidential Treatment Requested

12.4

Related Firmenich Patent Filings. Notwithstanding anything to the contrary in this agreement, Firmenich shall […***…] related to the […***…] patent rights. Moreover, in the event Firmenich desires to […***…], Firmenich shall provide […***…] of all […***…] and shall […***…] related to the […***…].

13.

Manufacturing. All actual […***…] manufacturing the Selected Compounds will be paid […***…]. Subject to the terms and conditions of this Agreement, Firmenich may, in its sole discretion, […***…] with a third party regarding Selected Compounds.

14.	Term, Early Conclusion and Termination.

14.1

Term. The term of this Agreement will begin on the Effective Date and will continue through the end of the Royalty Term, unless terminated earlier in accordance with the provisions of Section 14.2, 14.3 or 14.4 hereof (the “Term”).

14.2	Termination By Mutual Agreement. The parties may terminate this Agreement at any time, in whole or in part, by mutual written agreement executed by both parties.

14.3	Termination By Firmenich. After the Collaborative Period, Firmenich will have the right to terminate this Agreement without cause […***…] to Senomyx.

14.4

Termination for Breach. Either party has the right to terminate this Agreement at any time for a material breach of this Agreement by the other party, provided that the breaching party has not cured such breach […***…] after written notice thereof by the non-breaching party. The non-breaching party, upon termination of this Agreement, may seek actual or general damages and remedies available to it at law or in equity.

15.	Effect of Termination.

15.1

Upon termination of this Agreement pursuant to Section 14, Firmenich will have no right to practice within or use of the Senomyx Technology, and all rights, title and interest in and to the Senomyx Technology will revert to and become the sole property of Senomyx, unless otherwise agreed upon in writing by the parties on or before the effective date of such termination.

***Confidential Treatment Requested

15.2

Notwithstanding the foregoing Section 15.1, within a period of […***…] after the date of termination, Firmenich is […***…] subject to the terms of this Agreement, including, but not limited to, the rendering of reports and payment of earned royalties, and any other payments therefore required under this Agreement. Firmenich may not otherwise make, sell, offer for sale, import or export Products after the date of termination.

15.3	Expiration or termination of this Agreement will not relieve the parties of any obligation accruing prior to such expiration or termination

15.4

Survival. The obligations and rights of the parties under Sections 3.3.2, 7.8, 7.9, 8.4.2, 9, 10, 14, 15, 16, 17, and Appendix A, will survive termination or expiration of this Agreement. The obligations and the rights of the Parties under Section 8.6 will survive termination or expiration of this Agreement. Furthermore, as of the effective date of expiration of the Royalty Term with respect to a Product containing the Selected Compounds, the licenses from Senomyx to Firmenich under Sections 8.2.1. shall convert to fully paid, royalty free, irrevocable, perpetual, non-exclusive licenses under the Senomyx Know How to develop, make, have made, use, sell, offer for sale, have sold, import and export Products containing the Selected Compounds in the Licensed Fields.

16.	Warranties and Indemnification.

16.1	Mutual Representations and Warranties. The parties make the following representations and warranties to each other:

16.1.1

Corporate Power. Each party hereby represents and warrants that as of the Effective Date such party (i) is duly organized and validly existing under the laws of the jurisdiction of its incorporation and has full corporate power and authority to enter into this Agreement and to carry out the provisions of this Agreement; (ii) has the requisite power and authority and the legal right to own and operate its property and assets, to lease the property and assets it operates under lease, and to carry on its business as it is now being conducted; and (iii) is in compliance with all requirements of applicable law of its state or country of incorporation, except to the extent that any noncompliance would not have a material adverse effect on its ability to perform its obligations under this Agreement.

16.1.2

Due Authorization. Each party hereby represents and warrants that as of the Effective Date such party (i) has the requisite power and authority and the legal right to enter into this Agreement and to perform its obligations hereunder; and (ii) has taken all necessary action on its part to authorize the execution and delivery of this Agreement and to authorize the performance of its obligations hereunder and the grant of rights extended by it hereunder.

***Confidential Treatment Requested

16.1.3

Binding Agreement. Each party hereby represents and warrants to the other that as of the Effective Date (i) this Agreement has been duly executed and delivered on its behalf and is a legal and valid obligation binding upon it and is enforceable in accordance with its terms; (ii) the execution, delivery and performance of this Agreement by such party does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having authority over it; and (iii) all necessary consents, approvals and authorizations of all governmental authorities and other persons required to be obtained by it in connection with the Agreement have been obtained.

16.1.4

Performance of Obligations. Each party hereby represents and warrants that any individual performing obligations under the Agreement for a party is qualified to perform the work in the Research Plan. Upon request of Firmenich, Senomyx shall identify to Firmenich the Senomyx personnel, including their academic and work experience, who shall participate in the Collaborative Program.

16.1.5

Natural Compound Libraries. Senomyx warrants that, to the best of its knowledge as of the Effective Date, it has rights under agreements with the third parties from whom it has acquired its natural sample libraries to be screened under the Collaborative Program under the intellectual property owned by such third parties that are consistent with the licenses granted to Firmenich under this Agreement. However, Firmenich acknowledges that the compounds within the natural samples contained in such libraries are unknown until the natural samples are screened, fractionated and structures are elucidated under the Collaborative Program. Accordingly, Senomyx cannot and does not represent or warrant that a third party does not already have, or that it may not obtain at some future date, patent rights relating to any compounds within the samples.

16.1.6

Current Activities. As of the Fifth Amendment Effective Date, Senomyx hereby represents and warrants that of such date it is not conducting and is not planning to conduct, alone or with any third party, research and development with respect to any compound that Senomyx has identified on or before the Fifth Amendment Effective Date as providing a cooling taste effect. Notwithstanding the preceding statement, Senomyx continues […***…].

***Confidential Treatment Requested

16.2

EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, SENOMYX MAKES NO WARRANTIES OF ANY KIND. IN PARTICULAR, (i) SENOMYX (INCLUDING ITS OFFICERS, EMPLOYEES AND AGENTS) EXPRESSLY DISCLAIMS ANY REPRESENTATIONS AND WARRANTIES, WHETHER EXPRESS OR IMPLIED, RELATING TO SENOMYX TECHNOLOGY; AND (ii) SENOMYX FURTHER DISCLAIMS ANY EXPRESS OR IMPLIED WARRANTY (a) OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF SENOMYX TECHNOLOGY OR SENOMYX PATENT RIGHTS; (b) THAT THE PRACTICE OF SENOMYX TECHNOLOGY OR ANYTHING MADE, USE, SOLD OR OTHERWISE DISPOSED OF UNDER ANY LICENSE GRANTED UNDER THIS AGREEMENT WILL NOT INFRINGE A PATENT, COPYRIGHT, TRADEMARK OR OTHER RIGHT OF A THIRD PARTY; AND (c) REGARDING THE PATENTABILITY OF ANY SENOMYX TECHNOLOGY, INCLUDING, WITHOUT LIMITATION, SENOMYX TECHNOLOGY CLAIMED IN PATENT APPLICATIONS AS PART OF SENOMYX PATENT RIGHTS. IN ADDITION, NOTHING IN THIS AGREEMENT MAY BE DEEMED TO BE A REPRESENTATION OR WARRANTY BY SENOMYX OF THE ACCURACY, SAFETY, EFFICACY, OR USEFULNESS, FOR ANY PURPOSE, OF THE SENOMYX TECHNOLOGY.

16.3

Senomyx Indemnification. Senomyx shall indemnify Firmenich, its Affiliates and their respective directors, officers, employees and agents (collectively, “Firmenich Indemnitees”), and defend and save each of them harmless, from and against any and all losses, damages, liabilities, costs and expenses (including without limitation, reasonable attorneys’ fees and expenses) (collectively, “Losses”) in connection with any and all Third Party suits, investigations, claims or demands (collectively, “Third Party Claims”) arising from or occurring as a result of (a) any material breach by Senomyx of this Agreement; (b) any representation or warranties made by Senomyx herein having been incorrect or misleading; or (c) any gross negligence or willful misconduct (but not patent infringement which is covered in Section 11) on the part of Senomyx or its Affiliates in performing any activity contemplated by this Agreement including, but not limited to, product liability claims arising out of any tests conducted solely by Senomyx. Notwithstanding the foregoing, Senomyx shall have no obligation to indemnify a Firmenich Indemnitee to the extent, and only to the extent, that Firmenich has an obligation to indemnify any Senomyx Indemnitee pursuant to Section 16.5 for any such Losses.

16.4

Firmenich Indemnification. Firmenich shall indemnify Senomyx, its Affiliates and their respective directors, officers, employees and agents (collectively “Senomyx Indemnitees”), and defend and save each of them harmless, from and against any and all Losses in connection with any and all Third Party Claims arising from or occurring as a result of (a) any material breach by Firmenich of this Agreement; (b) any representation or warranties made by Firmenich herein having been incorrect or misleading; (c) any gross negligence or willful misconduct (but not patent infringement which is covered in Section 11) on the part of Firmenich or its Affiliates in performing any activity contemplated by this Agreement; (d) any development, manufacturing, formulation, handling, storage, shipment, sale or other disposition of a Compound or a Selected Compound by or through Firmenich or its Affiliates or its permitted sublicensees; (e) a product liability claim on any Product; (f) the practice by Firmenich of any license granted hereunder. Notwithstanding the foregoing, Firmenich shall have no obligation to indemnify a Senomyx Indemnitee, except to the extent, and only to the extent, Senomyx has an obligation to indemnify any Firmenich Indemnitee pursuant to Section 16.4 for any such Losses.

***Confidential Treatment Requested

16.5

Limitation of Liability. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, NEITHER PARTY WILL SEEK OR BE RESPONSIBLE FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES IN ANY AMOUNT UNDER ANY THEORY OF LIABILITY INCLUDING TORT, CONTRACT, NEGLIGENCE OR OTHERWISE UNDER THIS AGREEMENT AND NEITHER PARTY WILL SEEK OR BE RESPONSIBLE FOR ANY PUNITIVE DAMAGES IN ANY AMOUNT (INCLUDING, WITHOUT LIMITATION, ANY AND ALL CLAIMS ARISING PURSUANT TO SECTION 14 OR THIS SECTION 16).

16.6

With respect to rights licensed to Senomyx by […***…], Firmenich hereby agrees to indemnify, defend and hold harmless […***…], as appropriate, and their respective officers, directors, employees, sponsors and agents from and against all damages or other amounts payable to a Third Party (including product liability) resulting or arising from Firmenich’s use of the rights granted herein to the extent that such indemnification by Firmenich is required by […***…] pursuant to the agreement between Senomyx and […***…].

17.	Miscellaneous.

17.1

Force Majeure. Neither party will lose any rights hereunder or be liable to the other party for damages or losses on account of failure of performance by the defaulting party (other than a payment default) if the failure is occasioned by war, fire, explosion, flood, (e.g. El Niño), earthquake, strike, lockout, embargo, act of God, or any other similar cause beyond the control of the defaulting party; provided, however, that the party claiming force majeure has exerted all reasonable commercial efforts to avoid or remedy such force majeure and thereafter takes all reasonable steps to mitigate any such delay in performance hereunder and any damages that may be incurred by the other party thereby.

17.2	Governing Law and Jurisdiction. This Agreement will be governed exclusively by the laws of […***…] as such laws are applied to contracts entered into and to be performed entirely within such state.

17.3

Binding Effect. This Agreement will be binding upon and inure to the benefit of the successors (including as a result from a Change in Control of a party) and permitted assigns of the parties. Any assignment not in accordance with this Agreement will be void.

***Confidential Treatment Requested

17.4	Dispute Resolution.

17.4.1

Negotiation. The parties recognize that disputes as to certain matters may from time to time arise during the Term, which relate to either party’s rights and/or obligations hereunder (“Disputes”). It is the objective of the parties to establish procedures to facilitate the resolution of Disputes arising under this Agreement in an expedient manner by mutual cooperation and negotiation. The parties agree that prior to any arbitration concerning this Agreement or any court action relating to patent rights, Senomyx’s president and Firmenich’s Corporate Vice President, Research and Development will meet in person or by video-conferencing in a good faith effort to resolve any disputes concerning this Agreement. Within […***…] of a formal request by either party to the other party, either party may, by written notice to the other party, have such dispute referred to their respective officers designated or their successors, for attempted resolution by good faith negotiations, such good faith negotiations to begin within […***…] after such notice is received.

17.4.2

Arbitration. Any Dispute arising out of or relating to this Agreement which is not resolved between the parties or the designated officers of the parties pursuant to this Section 17.4 will be resolved by final and binding arbitration conducted in […***…]. The arbitration will be conducted by three (3) arbitrators who are knowledgeable in the subject matter at issue in the dispute. Senomyx will select one arbitrator, and one arbitrator will be selected by Firmenich. The third arbitrator will be selected by mutual agreement of the two arbitrators selected by the parties. The decision of the arbitrators will be final and binding on the parties and may be sued on or enforced by the party in whose favor it runs in any court of competent jurisdiction at the option of such party.

17.4.3

Interlocutory Relief. Notwithstanding anything to the contrary in this Section 17.4, either party may seek immediate injunctive or other interim relief from any court of competent jurisdiction, including in Switzerland, with respect to any breach of Sections 9 or 10 hereof, or otherwise to enforce and protect the Patent Rights, copyrights, trademarks, or other intellectual property rights Controlled by such party. In addition, arbitration will not be used to resolve disputes concerning Patent Rights Controlled by either party. Subject to Section 17.4.1, disputes concerning Patent Rights, including, but not limited to, disputes concerning patent ownership, claim language, claim scope and issues of validity will be settled in a court of law. Any arbitration ruling that relies on an interpretation of Patent Rights will have no binding effect in a court of law on any Patent Rights related to this Agreement, unless such Patent Rights have been adjudicated in a court of law.

***Confidential Treatment Requested

17.5

Severability. If any term, covenant or condition of this Agreement or the application thereof to any party or circumstance is, to any extent, held to be invalid or unenforceable, then the remainder of this Agreement, or the application of such term, covenant or condition to parties or circumstances other than those as to which it is held invalid or unenforceable, will not be affected thereby and each term, covenant or condition of this Agreement will be valid and enforced to the fullest extent permitted by law; the parties covenant and agree to renegotiate any such term, covenant or condition or the application thereof in good faith in order to provide a reasonably acceptable alternative to the term, covenant or condition of this Agreement or the application thereof that is invalid or unenforceable, it being the intent of the parties that the basic purposes of this Agreement are to be effectuated.

17.6

Independent Contractors. It is expressly agreed that Firmenich and Senomyx will be independent contractors and that the relationship between the parties will not constitute a partnership or agency of any kind. Neither Firmenich nor Senomyx will have the authority to make any statements, representations or commitments of any kind, or to take any action, which will be binding on the other party, without the prior written authorization of the other party to do so.

17.7

Entire Agreement; Amendment. This Agreement sets forth all of the covenants, promises, agreements, warranties, representations, conditions and understandings between the parties with respect to the Collaborative Program, and supersedes and terminates all prior agreements and understandings between the parties, with respect to the subject matter of this Agreement. There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the parties other than as set forth in this Agreement. No subsequent alteration, amendment, change or addition to this Agreement will be binding upon the parties unless reduced to writing and signed by the respective authorized officers of the parties. This Agreement will not be strictly construed against either party. Any conflict between the terms set forth in the text of this Agreement and the terms of any Appendix hereto will be resolved in favor of the text of this Agreement.

17.8

Waiver. Except as specifically provided for in this Agreement, the waiver from time to time by either of the parties of any rights or the failure to exercise any remedy will not operate or be construed as a continuing waiver of the same right or remedy or any of the other of such party’s rights or remedies provided in this Agreement.

17.9	Construction. The term “Article” or “Section” can refer to any single paragraph level found in this Agreement or any collection of multiple paragraphs thereunder.

17.10

No Third Party Beneficiaries. No Third Party, including any employee of any party to this Agreement (except as specifically provided in this Agreement), will have or acquire any rights by reason of this Agreement. Nothing contained in this Agreement will be deemed to constitute the parties partners with each other or any Third Party.

***Confidential Treatment Requested

17.11

Notices. Any notices or communications provided for in this Agreement to be made by either party to the other party must be in writing, in English, and will be made by prepaid air mail or overnight carrier with return receipt addressed to the other party at its address set forth below. Any such notice or communication may also be given by hand, or facsimile to the appropriate designation. Notices will be sent:

If to Senomyx, to:	Senomyx, Inc.
4767 Nexus Centre Drive
San Diego, CA 92121
U.S.A.
Facsimile number:
(858) 404-0750
Attention: General Counsel with a copy to the President

If to Firmenich, to:	Firmenich SA
1, route des Jeunes,
1211 Geneva 8
Switzerland
Facsimile number: +41.22.780.23.97
Attention: General Counsel

By like notice, either party may specify or change an address to which notices and communications must be thereafter sent. Notices sent by mail, facsimile or overnight carrier will be effective upon receipt and notices given by hand will be effective when delivered.

17.12

Assignment. Notwithstanding any provision of this Agreement to the contrary, neither party may assign any of its rights or obligations under this Agreement in any country to any third party without the prior written consent of the non-assigning party, which consent will not be unreasonably withheld; provided, however, that either party may assign its rights and obligations under this Agreement without the consent of the other party (i) to a successor to substantially all of the assets of such party to which this Agreement relates, whether by merger, sale of stock, sale of assets or other transaction or (ii) to any Affiliate. […***…]. Notwithstanding the foregoing, any such assignment to an Affiliate will not relieve the assigning party of its responsibilities for performance of its obligations under this Agreement. This Agreement will survive any merger or consolidation of either party with or into another party and, subject to the foregoing provisions, no consent for any such merger, consolidation or similar reorganization will be required hereunder. Any assignment in contravention of the provisions of this Section 17.12 shall be null and void ab initio.

***Confidential Treatment Requested

17.13	Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

17.14

Reporting Changes Resulting from Acquisition of Senomyx […***…]. In the event that a Change in Control of Senomyx […***…], Firmenich shall […***…] pursuant to Sections 3.2.2. Furthermore, Firmenich may elect, in its sole discretion, […***…]. The […***…] associated with such […***…] shall be […***…] by the parties.

17.15	Bankruptcy.

(a)

Rights in Bankruptcy. All rights and licenses granted by Senomyx to Firmenich under or pursuant to this Agreement are, and shall otherwise be deemed to be, for purposes of Section 365(n) of Title 11 of the United States Code and other similar laws in any jurisdiction outside the US (collectively, the “Bankruptcy Code”), licenses of rights to “intellectual property” as defined under the Bankruptcy Code. If a case is commenced during the Term by or against Senomyx under Bankruptcy Code then, unless and until this Agreement is rejected as provided in such Bankruptcy Code, Senomyx (in any capacity, including debtor-in-possession) and its successors and assigns (including a trustee) shall perform all of the obligations provided in this Agreement to be performed by Senomyx. If a case is commenced during the Term by or against Senomyx under the Bankruptcy Code, this Agreement is rejected as provided in the Bankruptcy Code, and Firmenich elects to retain its rights hereunder as provided in the Bankruptcy Code, then Senomyx (in any capacity, including debtor-in-possession) and its successors and assigns (including a Title 11 trustee), shall provide to Firmenich copies of all information necessary for Firmenich to prosecute, maintain and enjoy its rights under the terms of this Agreement promptly upon Firmenich’s written request therefor. All rights, powers and remedies of Firmenich as provided herein are in addition to and not in substitution for any and all other rights, powers and remedies now or hereafter existing at law or in equity (including the Bankruptcy Code) in the event of the commencement of a case by or against Senomyx under the Bankruptcy Code.

(b)

Rejection. To the extent Senomyx rejects this Agreement under the Bankruptcy Code and Firmenich elects to retain its rights, (x) Firmenich shall have the full rights provided to it under Section 365(n) of the Bankruptcy Code; (y) the waivers under Section 365(n)(2)(C) shall apply only to rights of setoff and administrative claims arising solely out of this Agreement, and not to any other agreements or instruments, including, without limitation, claims or rights arising out of agreements supplementary to this Agreement; and (z) Senomyx shall, without need for notice or hearing, provide to Firmenich any intellectual property (including such embodiment) held by Senomyx and/or any other entity or person, and shall not interfere with the rights of Firmenich as provided in this Agreement, or any agreement supplementary to this Agreement, to such intellectual property (including such embodiment) including any right to obtain such intellectual property (and such embodiment) from another entity or person.

***Confidential Treatment Requested

(c)	General. For purposes of this Agreement, the term “embodiment” shall mean any and all materials required to be delivered by Senomyx to Firmenich hereunder and any materials relating to the licenses granted hereunder which, in the course of dealing between the Parties under this Agreement, are customarily delivered, in whatever format (whether electronic, written or otherwise). All written agreements entered into relating to and in connection with the Parties’ performance hereunder from time-to-time, shall be considered agreements “supplementary” to this Agreement for purposes of Section 365(n) of the Bankruptcy Code. Senomyx acknowledges and agrees that the rights of Firmenich to such intellectual property (and such embodiments) are unique, and that to the extent Senomyx, or their respective trustees in bankruptcy, were to sell any portion of such intellectual property free and clear of liens, claims or interests, Firmenich would suffer irreparable damages, such that Senomyx agrees that such sale shall not occur without Firmenich’s express written consent. For the avoidance of doubt, “intellectual property,” as used in this Section 17.15, is limited to intellectual property included in the Senomyx Technology, and any tangible embodiments of such intellectual property, and includes all such intellectual property and tangible embodiments of such intellectual property.

IN WITNESS WHEREOF, the parties, through their authorized officers, have executed this Agreement as of the February 7, 2018.

FIRMENICH SA	FIRMENICH SA

By: ________________________________	By: ________________________________

Name:______________________________	Name:______________________________

Title:_______________________________	Title:_______________________________

SENOMYX, INC.

By: ________________________________

Name:______________________________

Title:_______________________________

[SIGNATURE PAGE TO AMENDED AND RESTATED COLLABORATIVE

RESEARCH, DEVELOPMMENT, COMMERCIALIZATION AND LICENSE AGREEMENT]

APPENDIX A - DEFINITIONS

“Affiliate” means any entity which, directly or indirectly, Controls, is Controlled by or is under common Control with a party. “Control” means (i) having the actual, present capacity to elect a majority of the directors of such affiliate; (ii) having the power to direct at least […***…] of the voting rights entitled to elect directors; or (iii) […***…] where the local law will not permit foreign equity participation of a majority, ownership or control, directly or indirectly, of the maximum percentage of such outstanding stock or voting rights permitted by local law.

“Agreement” means this agreement, together with all appendices attached to it, as it may be amended or supplemented from time to time hereafter by a written agreement executed by authorized representatives of both parties.

“Air Care Field” means use of […***…] and/or CL19 Program Compounds for the primary purpose of […***…] Air Care Field expressly excludes the Fine Fragrance and the Deodorant Use Field, the Topical Use Field, the Other Use Field and Therapeutics.

“Change in Control” shall mean the sale of all or substantially all the assets of a party; any merger, consolidation or acquisition of a party with, by or into another corporation, entity or person; or any change in the ownership of more than […***…] of the voting capital stock of a party in one or more related transactions.

“CL19” shall mean Senomyx’s proprietary cool taste compound (one of the Cool Analogs) and having the chemical structure set forth below:

[…***…]

“CL19 Program Compounds” shall mean CL19 and all analogs of CL19 (including the Cool Analogs), as set forth in attached Appendix C.

“Collaborative Period” means the period beginning on the Effective Date and ending June 14, 2013.

“Collaborative Program” means a research and development program during the Collaborative Period to discover and develop Natural Compounds discovered by high throughput screening which are […***…] and provide a cooling taste effect. Upon proper exercise of the Option, the Collaborative Program will be expanded to also include Synthetic Compounds.

***Confidential Treatment Requested

Appendix A-1

“Compound(s)” means: molecules synthesized or acquired in the course of the Collaborative Program wherein such molecules provide […***…] and cooling taste effect properties. Such desired properties will be defined by the Steering Committee.

“Confidential Information” of a party means all Inventions, Know-How or other information, including, without limitation, information and material (whether or not patentable) regarding technology, products, research, development, manufacturing, marketing, finances, personnel or other business information or objectives which is disclosed orally or in writing by the disclosing party to the other party. Information developed by Firmenich independently or jointly with Senomyx that is or should be assigned to Senomyx pursuant to Section 9 shall be deemed Confidential Information of Senomyx and information developed by Senomyx independently or jointly with Firmenich that is or should be assigned to Firmenich pursuant to Section 9 shall be deemed Confidential Information of Firmenich; and (ii) with respect to a party, other information developed jointly by Firmenich and Senomyx shall be deemed to be the other party’s Confidential Information for the purpose of the confidentiality obligations hereunder except in respect of use by such other party.

“Control” or “Controlled” means, with respect to intellectual property, possession by a party, as of the Effective Date or during the Agreement, of the ability to grant a license or sublicense in accordance with the terms of this Agreement, without violating the terms of any agreement by such party with any Third Party.

“Cool Analogs” means all analogs of […***…] as described in the Firmenich Patent Filing.

“Effective Date” means December 14, 2007.

“Exclusive” means exclusive even as to the party granting the license; provided, however, that Senomyx may exercise such rights for the purpose of performing its obligations under this Agreement.

“Extension Period” shall mean the period commencing December 15, 2012 through the expiration of the Collaborative Program.

“Field” means […***…], each for human consumption. Notwithstanding the foregoing, Field specifically excludes Therapeutics.

“Fifth Amendment Effective Date” means November 13, 2017.

“Fine Fragrance and Deodorant Use Field” means use of […***…] and/or CL19 Program Compounds in […***…], it being acknowledged that […***…] and/or CL19 Program Compounds […***…]. Fine Fragrance and Deodorant Use Field expressly excludes the Air Care Field, the Topical Use Field, the Other Use Field and Therapeutics.

***Confidential Treatment Requested

Appendix A-2

“Firmenich Competitor” means […***…]

“Firmenich Know-How” means, any know-how relating to […***…] which is not covered by Firmenich Patent Rights but is necessary or appropriate for purposes of the activities to be conducted under this Agreement, and which is Controlled by Firmenich as of the Effective Date or which becomes Controlled by Firmenich during the Term. Firmenich Know-How excludes Know-How under Jointly Owned Technology.

“Firmenich Patent Filing” means Firmenich’s United State provisional patent application […***…] together with any applications claiming priority to this patent application.

“Firmenich Patent Rights” means, any Patent Rights relating to […***…] that are necessary or appropriate for purposes of the activities to be conducted under this Agreement, and which are Controlled by Firmenich as of the Effective Date or which become Controlled by Firmenich during the Term. Firmenich Patent Rights excludes Patent Rights under Jointly Owned Technology.

“Firmenich Technology” means Firmenich Patent Rights and Firmenich Know-How. For the avoidance of doubt, Firmenich Technology includes Firmenich Improvements as defined in Section 9.2.

“Fourth Amendment Effective Date” means April 29, 2016.

“First […***…]” means the […***…] that will allow a Selected Compound(s) to be used or sold for the Products in the Field.

“Fragrance and Personal Care Products” means […***…]. Notwithstanding the foregoing, Personal Care Products specifically excludes Therapeutics.

“Invention” means any invention including, without limitation, any new and useful process, method, or composition of matter, or improvement, whether or not patentable, made in the course of the Agreement.

“Joint Invention” has the meaning set forth in Section 9.4.

“Joint Patent Rights” means all Patent Rights containing one or more claims to a Joint Invention.

“Jointly Owned Technology” means Know-How and/or Patent Rights with respect to Joint Inventions that are jointly owned by Firmenich and Senomyx. For the avoidance of doubt, Jointly Owned Technology does not include Firmenich Improvements or Senomyx Improvements.

***Confidential Treatment Requested

Appendix A-3

“Know-How” means information and data, whether or not patentable, which is not generally known to the public, including, without limitation, designs, concepts, formulae, software, techniques, practices, processes, methods, knowledge, skill, experience, expertise, technical information, and data, including pharmacological, toxicological and clinical test data, analytical and quality control data, patent and legal data or marketing, sales and manufacturing data.

“Licensed Fields” means all uses except Therapeutics. For clarity, the Licensed Fields, include without limitation, the Field (as originally defined in the Agreement), the Air Care Field, the Topical Use Field, the Other Uses Field and the Fine Fragrance and Deodorant Use Field.

“Major Countries” means […***…].

“Minimum Annual Royalty Date” means the date that is […***…] from […***…], or as subsequently amended or as otherwise agreed by the Steering Committee as the appropriate […***…] that will allow a Selected Compound(s) to be used and/or sold for the Products in the Field.

“Major Firmenich Customer” means any Firmenich customer where (a) such customer is one of Firmenich’s […***…] as measured by […***…]; and (b) […***…] in the market or product segment where the Product is used.

“Modulate the Perception” means […***…] the Selected Compound.

“Natural Compounds” means Compounds that are natural as defined by […***…].

“Net Sales” means, with respect to a Product, […***…] by Firmenich and its Affiliates and/or permitted sublicensees on any sales or other transfer of the Product, less the following items:

i)	[…***…];

ii)	[…***…];

iii)	[…***…];

iv)	[…***…]; and

v)	[…***…].

***Confidential Treatment Requested

Appendix A-4

Net Sales will be determined […***…].

“Non-Major Country” means any country that is not a Major Country.

“Option” has the meaning set forth in Section 8.2.

“Other Use Field” means the use of […***…] and/or CL19 Program Compounds, for any and all uses, other than the Field, the Air Care Field, the Fine Fragrance and Deodorant Use Field, the Topical Use Field and Therapeutics. Other Use Field expressly excludes Therapeutics.

“Patent Rights” means all rights associated with all U.S. or foreign (including regional authorities such as the European Patent Office) utility or provisional patents or patent applications, including any improvements, continuations, continuations-in-part, or divisionals or any substitute or equivalent applications, and any patent issuing thereon, including any reissue, reexamination or extension thereof.

“Product(s)” means a Firmenich product(s) (or, in the case of a permitted sublicense, a product of a Firmenich sublicensee) for use in one or more of the Licensed Fields that incorporates a Selected Compound.

“Product Development Plan” has the meaning set forth in Section 3.2.

“Regulatory Approval” means in respect of (i) the United States of America and Brazil, listing as Generally Recognized As Safe by the Flavor and Extract Manufacturers’ Association of the United States (“FEMA for GRAS”); (ii) Mexico, approval by the Mexican Health authorities and inclusion in the lists of permitted flavoring substances in the Acuerdo por el que se determinan las sustancias permitidas como aditivos y coadyuvantes en alimentos, bebidas y suplementos alimenticios; (iii) the People’s Republic of China, approval by the State Food & Drug Administration of the Peoples’ Republic of China and inclusion in the list of permitted flavoring agents (reference GB270, as of the date of this Agreement); (iv) France, Germany and the United Kingdom, approval by the European Food Safety Authority for […***…] in the positive list of flavoring substances as laid down in Regulation (EC) No. 2232/96, or as subsequently amended; (v) Japan, approval by the Japan Ministry of Health, Labor and Welfare for use as a flavoring agent in accordance with the Japanese Food Sanitation Law; and (vi) […***…]. In the event the regulatory requirements are amended or the parties desire to use a different regulatory pathway for any country, the Steering Committee will revise this definition as necessary and document such revisions in the minutes of the Steering Committee.

***Confidential Treatment Requested

Appendix A-5

“Regulatory Approval Date” means the date in a particular country that the Regulatory Approval is granted.

“Related Firmenich Patent Filing(s)” means any patent filing(s) that may be filed by Firmenich after the Fourth Amendment Effective Date claiming the […***…] and their respective analogs […***…].

“Research Plan” means the detailed scientific research plan attached hereto as Appendix B that describes the research program, defines the key activities and responsibilities of the parties, research milestones and timeline for the Collaborative Program. The Research Plan will include a brief description of the anticipated process required to obtain appropriate regulatory approval(s). The Research Plan is incorporated by reference into this Agreement. The Research Plan may be updated from time to time by the Steering Committee and such updates will be maintained in the records of the Steering Committee.

“Royalty Term” means, in the case of any Product and as to […***…], the period of time commencing on the first commercial sale of such Product […***…] and ending upon the date that there no longer exists a Valid Claim in a Patent Right controlled by Senomyx or its Affiliates covering the manufacture, use or sale of such Product (or Selected Compound contained therein) […***…] in which the Product is sold, with the limitation that for […***…] the Royalty Term for […***…] shall end upon the date that there no longer exists a Valid Claim in a Patent Right controlled by Senomyx or its Affiliates covering the manufacture, use or sale of such Product (or Selected Compound contained therein) […***…] or […***…].

“Selected Compound(s)” means the CL19 Program Compounds and Compound(s) selected by the Steering Committee for development prior to the Fifth Amendment Effective Date (i.e., […***…]).

“[…***…]” shall mean any […***…] Notwithstanding the foregoing, […***…] excludes any Know-How that does not relate to, or claims within Patent Rights that do not claim any Compound(s) or Selected Compound(s).

“Senomyx Insolvency” means the occurrence of one of the following events: (i) Senomyx makes a general assignment for the benefit of creditors; (ii) Senomyx files an insolvency petition in bankruptcy; (iii) Senomyx petitions for or acquiesces in the appointment of any receiver, trustee or similar officer to liquidate or conserve its business or any substantial part of its assets; (iv) Senomyx commences under the laws of any jurisdiction any proceeding involving its insolvency, bankruptcy, reorganization, adjustment of debt, dissolution, liquidation or any other similar proceeding for the release of financially distressed debtors, or the board of directors (or other governing body) of Senomyx votes to commence any such proceeding or (v) Senomyx becomes a party to any proceeding or action of the type described above and such proceeding or action remains undismissed or unstayed for a period of more than […***…].

***Confidential Treatment Requested

Appendix A-6

“Senomyx Know-How” means any Know-How related to […***…], which is not covered by the Senomyx Patent Rights, but is necessary or appropriate for purposes of the activities to be conducted under this Agreement, and which is Controlled by Senomyx as of the Effective Date or which becomes Controlled by Senomyx during the Term. Senomyx Know-How excludes Know-How under Jointly Owned Technology.

“Senomyx Patent Rights” means any Patent Rights relating to […***…] and, that are necessary or appropriate for purposes of the activities to be conducted under the Agreement, and which are Controlled by Senomyx as of the Effective Date or which become Controlled by Senomyx during the Term. Senomyx Patent Rights excludes Patent Rights under Jointly Owned Technology.

“Senomyx Technology” means the Senomyx Patent Rights, and Senomyx Know-How. For the avoidance of doubt, Senomyx Technology includes Senomyx Improvements as defined in Section 9.3.

“Strategic Marketing Plan” means a worldwide marketing plan prepared by Firmenich for each Selected Compound which includes at least the following items:

(i)	[…***…];

(ii)	[…***…];

(iii)	[…***…];

(iv)	[…***…]; and

(v)	[…***…].

“Synthetic Compounds” means compounds that are not Natural Compounds.

“Stand-Alone Product” means a Compound for use […***…] that consists of […***…]

“Steering Committee” has the meaning set forth in Section 2.

“Sublicense Revenue” means any payment received by Firmenich after the Fifth Amendment Effective Date in consideration for a grant of rights to practice any Senomyx Technology to make, have made, use, import, offer for sale or sell […***…] in […***…], provided, however, Sublicense revenue shall not include […***…] for: […***…][…***…].

***Confidential Treatment Requested

Appendix A-7

“Term” has the meaning set forth in Section 14.1.

“Therapeutics” means any Compound(s) which is a “drug” as defined in the U.S. Food, Drug and Cosmetic Act and any Compound(s) for the therapeutic treatment of any human disease or condition, which requires FDA approval of a NDA for claims of safety or efficacy.

“Third Party(ies)” means any party other than a party to this Agreement or an Affiliate of Senomyx or Firmenich.

“Topical Use Field” means use of […***…] and/or CL19 Program Compounds in […***…] where […***…]. Topical Use Field expressly excludes the Air Care Field, the Fine Fragrance and Deodorant Use Field, the Other Use Field and Therapeutics.

“Valid Claim” means a claim of a pending patent application or an issued patent within the Patent Rights, which has not (i) expired or been canceled; (ii) been declared invalid by an unreversed and unappealable decision of a court or other appropriate body of competent jurisdiction; (iii) been admitted to be invalid or unenforceable through reissue, disclaimer or otherwise; and/or (iv) been abandoned.

***Confidential Treatment Requested

Appendix A-8

Appendix “B” - Research Plan

Capitalized terms used in this Research Plan without definition shall have the meanings provided therefore in the Agreement.

[…***…]

***Confidential Treatment Requested

Appendix B-1

[…***…]

***Confidential Treatment Requested

Appendix B-2

[…***…]

***Confidential Treatment Requested

Appendix B-3

[…***…]

***Confidential Treatment Requested

Appendix B-4

[…***…]

***Confidential Treatment Requested

Appendix B-5

[…***…]

***Confidential Treatment Requested

Appendix B-6

[…***…]

***Confidential Treatment Requested

Appendix B-7

APPENDIX C

CL19 PROGRAM COMPOUNDS

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-1

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-2

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-3

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-4

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-5

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-6

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-7

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-8

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-9

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-10

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-11

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-12

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-13

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-14

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-15

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-16

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-17

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-18

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-19

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-20

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-21

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-22

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-23

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-24

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-25

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-26

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-27

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-28

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-29

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-30

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-31

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-32

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-33

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-34

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-35

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-36

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-37

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-38

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-39

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-40

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-41

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-42

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-43

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-44

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-45

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-46

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-47

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-48

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-49

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-50

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-51

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-52

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-53

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-54

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-55

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-56

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-57

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-58

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-59

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-60

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-61

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-62

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-63

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-64

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-65

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-66

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-67

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-68

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-69

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-70

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-71

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-72

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-73

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-74

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-75

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-76

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-77

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-78

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-79

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-80

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-81

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-82

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Appendix C-83